PNC ALTERNATIVE STRATEGIES TEDI FUND LLC

Supplement dated October 15, 2008

to the Prospectus dated August 1, 2008

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective October 6, 2008, the Board of Directors of PNC Alternative Strategies TEDI Fund LLC (the “Company”) appointed George L. Stevens of Beacon Hill Fund Services, Inc. (“Beacon Hill”) as Assistant Vice President and Chief Compliance Officer (“CCO”) of the Company.

Since 2008, Mr. Stevens has been employed by Beacon Hill, a third-party service provider that provides distributor services, chief compliance officer services and/or chief financial officer services to its clients. From 1995 to 2008, he was employed by Citi Funds Services Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc).